Employee Benefit Plans	12 Months Ended
Dec. 31, 2021
Retirement Benefits [Abstract]
Employee Benefit Plans

21.  Employee Benefit Plans

In the UK, the Company makes contributions into salary sacrifice pensions on behalf of its employees. The Company paid $0.2 million and $0.2 million, during the years ended December 31, 2021 and 2020, respectively, into such plan.

In the U.S., the Company makes contributions into a defined contribution plan on behalf of its employees, which was established in the first quarter of 2021. The Company paid $0.1 million during the year ended December 31, 2021 into such plan.